                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                       7 7/8% TRUST PREFERRED SECURITIES
                   OF FRESENIUS MEDICAL CARE CAPITAL TRUST IV
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                                      AND
                       7 3/8% TRUST PREFERRED SECURITIES
                   OF FRESENIUS MEDICAL CARE CAPITAL TRUST V
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                 PURSUANT TO THE EXCHANGE OFFERS IN RESPECT OF

          ALL OF THE OUTSTANDING 7 7/8% TRUST PREFERRED SECURITIES OF
                    FRESENIUS MEDICAL CARE CAPITAL TRUST IV

                                      AND

          ALL OF THE OUTSTANDING 7 3/8% TRUST PREFERRED SECURITIES OF
                     FRESENIUS MEDICAL CARE CAPITAL TRUST V

     THE EXCHANGE OFFER FOR OUTSTANDING USD TRUST PREFERRED SECURITIES WILL
EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON           , 2001 AND THE EXCHANGE
OFFER FOR THE OUTSTANDING EURO TRUST PREFERRED SECURITIES WILL EXPIRE AT 5:00
P.M., LONDON TIME, ON           , 2001 (IN EACH CASE, THE "EXPIRATION DATE")
UNLESS EXTENDED IN THE SOLE DISCRETION OF FRESENIUS MEDICAL CARE AG AND THE TRUSTS. TENDERS OF OUTSTANDING TRUST PREFERRED SECURITIES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME IN THE CASE OF USD TRUST PREFERRED SECURITIES, AND 5:00 P.M., LONDON TIME IN THE CASE OF EURO TRUST PREFERRED SECURITIES, ON THE EXPIRATION DATE.

             THE EXCHANGE AGENT FOR USD TRUST PREFERRED SECURITIES:

       By Hand or Overnight              By Registered or Certified       By Facsimile Transmission:
             Service:                               Mail:                       (617) 662-1452
State Street Bank and Trust Company  State Street Bank and Trust Company    Confirm By Telephone:
    Corporate Trust Department           Corporate Trust Department             (617) 662-1548
       2 Avenue de Lafayette                    P.O. Box 778
      Corporate Trust Window                Boston, MA 02102-0078
             5th Floor                     Attention: Ralph Jones
       Boston, MA 02111-1724
      Attention: Ralph Jones

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE USD TRUST PREFERRED SECURITIES FOR THEIR OUTSTANDING OLD USD TRUST PREFERRED SECURITIES PURSUANT TO THE USD EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OUTSTANDING OLD USD TRUST PREFERRED SECURITIES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                      FOR EURO TRUST PREFERRED SECURITIES:

     ALL OUTSTANDING OLD EURO TRUST PREFERRED SECURITIES MUST BE TENDERED BY BOOK-ENTRY TRANSFER IN ACCORDANCE WITH THE STANDARD OPERATING PROCEDURES OF EUROCLEAR OR CLEARSTREAM, LUXEMBOURG. FOR MORE INFORMATION AND FURTHER INSTRUCTIONS ON TENDERING OUTSTANDING EURO TRUST PREFERRED SECURITIES, CONTACT THE EXCHANGE AGENT FOR THE EURO EXCHANGE OFFER AT:

 By Facsimile Transmission       By Hand Delivery, Overnight Service or Mail
   ++44 (0) 207 547-0271                   Deutsche Bank AG London
                                              Winchester House
   Confirm By Telephone                   1 Great Winchester Street
                                           London EC2N 2DB England
   ++44 (0) 207 545-8000       Attention: Corporate Trust and Agency Services

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE TRUST PREFERRED SECURITIES FOR THEIR OUTSTANDING OLD EURO TRUST PREFERRED SECURITIES PURSUANT TO THE EURO EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OUTSTANDING OLD EURO TRUST PREFERRED SECURITIES BY BOOK-ENTRY TRANSFER TO EUROCLEAR OR CLEARSTREAM, LUXEMBOURG, AS THE CASE MAY BE, PRIOR TO THE EXPIRATION DATE.

     By execution hereof, the undersigned acknowledges receipt of the Prospectus
(the "Prospectus"), dated           , 2001, of Fresenius Medical Care AG,
Fresenius Medical Care Holdings, Inc., Fresenius Medical Care Deutschland GmbH, FMC Trust Finance S.a.r.l. Luxembourg-III and the Trusts which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitutes the offers (the "Exchange Offers") to exchange U.S.$225,000,000 aggregate liquidation amount of 7 7/8% trust preferred securities (the "USD trust preferred securities") of Fresenius Medical Care Capital Trust IV ("Trust IV") and E 300,000,000 aggregate liquidation amount of 7 3/8% trust preferred securities (the "Euro trust preferred securities) of Fresenius Medical Care Capital Trust V ("Trust V") (collectively, the "trust preferred securities") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for U.S.$225,000,000 aggregate liquidation amount of the outstanding 7 7/8% Senior Trust preferred securities of Trust IV (the "Old USD Trust preferred securities") and E 300,000,000 aggregate liquidation amount of outstanding 7 3/8% Trust preferred securities of Trust V (the "old Euro Trust preferred securities"), respectively (together, the "old Trust preferred securities"), pursuant to a registration statement of which the Prospectus constitutes a part, upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal.

     This Letter of Transmittal is to be used by Holders (as defined below) of Old USD Trust preferred securities if: (i) certificates representing Old USD Trust preferred securities are to be physically delivered to the Exchange Agent for the USD Exchange Offer herewith by Holders; (ii) tender of Old USD Trust preferred securities is to be made by book-entry transfer to the account of Exchange Agent for the USD Exchange Offer at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offers--Procedures for Tendering Old Trust preferred Securities--Book-Entry Transfer--USD Exchange Offer" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old USD Trust preferred securities (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old USD Trust preferred securities is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offers--Guaranteed Delivery of Old USD Trust preferred Securities." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     If delivery of the Old USD Trust preferred securities is to be made by book-entry transfer to the account maintained by the Exchange Agent for the USD Exchange Offer at DTC as set forth in clause

(ii) in the immediately preceding paragraph, this Letter of Transmittal need not be manually executed; provided, however, that tenders of Old USD Trust preferred securities must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP"). To tender Old USD Trust preferred securities through ATOP, the electronic instructions sent to DTC and transmitted by DTC to the Exchange Agent for the USD Exchange Offer must contain the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal.

     Delivery of the Old Euro Trust preferred securities must be made by book-entry transfer to an account maintained at Euroclear or Clearstream, Luxembourg, and this Letter of Transmittal need not be manually executed; provided, however, that tenders of Old Euro Trust preferred securities must be effected in accordance with the procedures mandated by the standard operating procedures Euroclear or Clearstream, Luxembourg, as the case may be, for tendering Old Euro Trust preferred securities. To tender Old Euro trust preferred securities through Euroclear or Clearstream, Luxembourg, the electronic instructions sent to Euroclear or Clearstream, Luxembourg must contain the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal. Delivery of documents to Deutsche Bank AG London does not constitute delivery to Euroclear or Clearstream, Luxembourg.

     Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means: (i) any person in whose name Old trust preferred securities are registered on the books of a Trust or any other person who has obtained a properly completed bond power from the registered Holder or
(ii) any participant in DTC, Euroclear or Clearstream, Luxembourg whose Old trust preferred securities are held of record by DTC, Euroclear or Clearstream, Luxembourg who desires to deliver such Old trust preferred securities by book-entry transfer at DTC, Euroclear or Clearstream, Luxembourg, as the case may be.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers. Holders who wish to tender their Old trust preferred securities must complete this letter in its entirety, except as provided herein.

     All capitalized terms used herein without definition but defined in the Prospectus (whether or not capitalized in the Prospectus) shall have the meaning ascribed to them in the Prospectus.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to State Street Bank and Trust Company, Exchange Agent for the USD Exchange Offer, or to Deutsche Bank AG London, the Exchange Agent for the Euro Exchange Offer, as the case may be. See Instruction 8 herein.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFERS AND TENDER THEIR OLD TRUST PREFERRED SECURITIES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY, EXCEPT AS PROVIDED HEREIN.

     List below the Old trust preferred securities to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and aggregate liquidation amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Trust preferred securities will be accepted only in minimum liquidation amounts of U.S. $100,000 or E 100,000, and integral multiples of authorized denominations of U.S. $1,000 or E 1,000 in excess thereof.

----------------------------------------------------------------------------------------------------------
                              DESCRIPTION OF OLD TRUST PREFERRED SECURITIES
----------------------------------------------------------------------------------------------------------
                                                                                          AGGREGATE
                                                             CERTIFICATE NUMBER(S)    LIQUIDATION AMOUNT
            NAME(S) AND ADDRESS(ES) OF HOLDER(S)              (ATTACH SIGNED LIST          TENDERED
                 (PLEASE FILL IN, IF BLANK)                      IF NECESSARY)*      (IF LESS THAN ALL)**
----------------------------------------------------------------------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

----------------------------------------------------------------------------------------------------------
 TOTAL LIQUIDATION AMOUNT OF OLD TRUST PREFERRED SECURITIES TENDERED:
----------------------------------------------------------------------------------------------------------

  * Need not be completed by Holders tendering by book-entry transfer.

 ** Need not be completed by Holders who wish to tender with respect to all Old
    Trust preferred securities listed. See Instruction 2.
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD USD TRUST PREFERRED SECURITIES ARE BEING
    DELIVERED BY DTC TO THE ACCOUNT OF THE EXCHANGE AGENT FOR THE USD EXCHANGE OFFER AT DTC AND COMPLETE THE FOLLOWING (USD TRUST PREFERRED SECURITIES
    ONLY):
   NAME OF TENDERING INSTITUTION:
                                 -----------------------------------------------
   DTC BOOK-ENTRY ACCOUNT:
                          ------------------------------------------------------
   TRANSACTION CODE NO.:
                        --------------------------------------------------------

    Holders who wish to tender their Old USD trust preferred securities and (i) whose Old USD trust preferred securities are not immediately available, or (ii) who cannot deliver their Old USD trust preferred securities, the Letter of Transmittal or any other required documents to the Exchange Agent for the USD Exchange Offer prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offers--Guaranteed Delivery of Old USD Trust Preferred Securities."

[ ] CHECK HERE IF TENDERED OLD USD TRUST PREFERRED SECURITIES ARE BEING
    DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (USD TRUST PREFERRED SECURITIES ONLY):
   NAME(S) OF HOLDER(S) OF OLD USD TRUST PREFERRED SECURITIES:
                                                              ------------------

   -----------------------------------------------------------------------------
   WINDOW TICKET NO. (IF ANY):
                              --------------------------------------------------
   DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY:
                                                      --------------------------

   -----------------------------------------------------------------------------
   NAME OF ELIGIBLE INSTITUTION THAT GUARANTEED DELIVERY:
                                                         -----------------------

   -----------------------------------------------------------------------------
   DTC BOOK-ENTRY ACCOUNT NO.:
                              --------------------------------------------------
   IF DELIVERED BY BOOK-ENTRY TRANSFER:
                                       -----------------------------------------
          NAME OF TENDERING INSTITUTION:
                                        ----------------------------------------
          TRANSACTION CODE NO.:
                               -------------------------------------------------

[ ] CHECK HERE IF YOU ARE A PARTICIPATING BROKER-DEALER AND WISH TO RECEIVE 10
    ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO (SEE "THE EXCHANGE OFFERS--RESALES OF TRUST PREFERRED SECURITIES").

        NAME:
             -------------------------------------------------------------------
        ADDRESS:
                ----------------------------------------------------------------

Ladies and Gentlemen:

     Subject to the terms of the applicable Exchange Offer, the undersigned hereby tenders to Fresenius Medical Care Capital Trust IV, or to Fresenius Medical Care Capital Trust V, as applicable (individually, a "Trust" and, collectively, the "Trusts"), the aggregate liquidation amount of Old trust preferred securities indicated above. For avoidance of doubt, tenders of Old USD trust preferred securities are made solely to Trust IV and tenders of Old Euro trust preferred securities are made solely to Trust V. Subject to and effective upon the acceptance for exchange of the aggregate liquidation amount of Old trust preferred securities tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the applicable Trust all right, title and interest in and to the Old trust preferred securities tendered hereby. The undersigned hereby irrevocably constitutes and appoints

          (a) with respect to tenders of Old USD trust preferred securities, State Street Bank and Trust Company, the Exchange Agent for the USD Exchange Offer, as the undersigned's agent and attorney-in-fact (with full knowledge that State Street Bank and Trust Company also acts as the agent of Trust IV and as Trustee under the Indentures for the notes and under the trust declarations for the Old trust preferred securities and the trust preferred securities) and

          (b) with respect to tenders of Old Euro trust preferred securities, Deutsche Bank AG London, the Exchange Agent for the Euro Exchange Offer, its agent and attorney-in-fact (with full knowledge that Deutsche Bank AG London also acts as the agent of Trust V and as paying agent for the Euro trust preferred securities and common depositary for Euroclear and Clearstream, Luxembourg, in each case with respect to the tendered Old trust preferred securities and with full power of substitution to (i) deliver certificates for such Old trust preferred securities to the applicable Trust, or transfer ownership of such Old trust preferred securities on the account books maintained by DTC, Euroclear or Clearstream, Luxembourg, as the case may be, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the applicable Trust and (ii) present such Old trust preferred securities for transfer on the books of the applicable Trust and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old trust preferred securities, all in accordance with the terms of the USD Exchange Offer or the Euro Exchange Offer, as the case may be. The powers of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old trust preferred securities tendered hereby and that each Trust to which such tender is made will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Trust. The undersigned also acknowledges that the Exchange Offers are being made in reliance upon interpretations by the staff of the Securities and Exchange Commission that securities such as the trust preferred securities issued in exchange for the Old trust preferred securities pursuant to the Exchange Offers may be offered for sale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Trust within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such trust preferred securities are acquired in the ordinary course of such holder's business and such holders have no arrangement with any person to participate in the distribution of such trust preferred securities. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the trust preferred securities. If the undersigned is a broker-dealer that will receive trust preferred securities from its own account in exchange for Old trust preferred securities, the undersigned represents that such Old trust preferred securities were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such trust preferred securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned Holder represents that (i) the trust preferred securities to be acquired pursuant to the Exchange Offers are being obtained in the ordinary course of business of the person receiving such trust preferred securities, whether or not such person is such Holder, (ii) neither the Holder of Old trust preferred securities nor any other person has an arrangement or understanding with any person to participate in the distribution of such trust preferred securities, (iii) if the Holder is not a broker-dealer, or is a broker-dealer but will not receive trust preferred securities for its own account in exchange for Old trust preferred securities, neither the Holder nor any such other person is engaged in or intends to participate in the distribution of such trust preferred securities and (iv) neither the Holder nor any such other person is an "affiliate" of the Trusts within the meaning of Rule 405 of the Securities Act or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     Fresenius Medical Care and the Trusts have agreed that, subject to the provisions of the Registration Rights Agreements, the Prospectus, as it may be amended or supplemented from time to time, may be use by a participating broker-dealer in connection with resales of trust preferred securities received in exchange or Old trust preferred securities, where such Old trust preferred securities were acquired by such participation broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending upon the earlier to occur of 90 days following the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or the date on which all trust preferred securities have been disposed of by such participating broker-dealer. In that regard, each participating broker-dealer who acquired Old trust preferred securities for its own account as a result of market-making or other trading activities, by tendering such Old trust preferred securities and executing this letter of transmittal, agrees that, upon receipt of notice from Fresenius Medical Care AG or a Trust of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein in the light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreements, such participating broker-dealer will suspend the sale of trust preferred securities until the prospectus has been amended or supplemented to correct such misstatement or omission and copies of the amended or supplemented prospectus have been furnished to the participating broker-dealer or Fresenius Medical Care AG or a Trust has given notice that the sale of the trust preferred securities may be resumed, as the case may be. If Fresenius Medical Care or a Trust gives such notice to suspend the sale of the trust preferred securities it shall extend the 90-day period referred to above during which participating broker-dealers are entitled to use the prospectus in connection with resales of trust preferred securities by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended prospectus necessary to permit resales of the trust preferred securities or to and including the date on Fresenius Medical Care or a Trust has given notice that the sale of trust preferred securities may be resumed, as the case may be.

     The undersigned will, upon request, execute and deliver any additional documents deemed by Fresenius Medical Care AG, the applicable Exchange Agent or the applicable Trust to be necessary or desirable to complete the assignment and transfer of the Old trust preferred securities tendered hereby.

     For purposes of the Exchange Offers, a Trust shall be deemed to have accepted validly tendered Old trust preferred securities when, as and if the Trust has given oral or written notice thereof to the applicable Exchange Agent and complied with the applicable provisions of the Registration Rights Agreements. If any tendered Old trust preferred securities are not accepted for exchange pursuant to the applicable Exchange Offer for any reason or if Old trust preferred securities are submitted for a greater aggregate liquidation amount than the Holder desires to exchange, such unaccepted or non-exchanged Old trust preferred securities will be returned without expense to the tendering Holder thereof (or, in the case of Old trust preferred securities tendered by book-entry transfer pursuant to the book-entry transfer procedures described in the Prospectus under "The Exchange Offers--Procedures for Tendering Old Trust Preferred Securities--Book-Entry Transfer," such non-exchanged trust preferred securities will be credited to an account maintained with DTC, Euroclear, or Clearstream, Luxembourg, as the case may be) as promptly as practicable after the expiration or termination of the applicable Exchange Offer.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Old trust preferred securities pursuant to the procedures described under the caption "The Exchange Offers--Procedures for Tendering Old Trust Preferred Securities--Book-Entry Transfer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Trust to which such tender is made upon the terms and subject to the conditions of the applicable Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the trust preferred securities issued in exchange for the Old trust preferred securities accepted for exchange and return any Old trust preferred securities not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old trust preferred securities tendered through DTC, Euroclear or Clearstream, Luxembourg, by credit to the account at DTC, Euroclear or Clearstream, Luxembourg). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the trust preferred securities issued in exchange for the Old trust preferred securities accepted for exchange and any certificates for Old trust preferred securities not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC, Euroclear or Clearstream, Luxembourg. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the trust preferred securities issued in exchange for the Old trust preferred securities accepted for exchange and return any Old trust preferred securities not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that a Trust has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old trust preferred securities from the name of the registered holder(s) thereof if the Trust does not accept for exchange any of the Old trust preferred securities so tendered.

                                PLEASE SIGN HERE

     (To Be Completed by All Tendering Holders of Old trust preferred securities Regardless of Whether Old trust preferred securities Are Being Physically Delivered Herewith)

     This Letter of Transmittal must be signed by the Holder(s) of Old trust preferred securities exactly as their name(s) appear(s) on certificate(s) for Old trust preferred securities or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old trust preferred securities, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit satisfactory evidence of such person's authority to so act. See Instruction 3 herein.

     If the signature appearing below is not of the registered Holder(s) of the Old trust preferred securities, then the registered Holder(s) must sign a valid proxy.

X                                                            Date:
  ---------------------------------------------------              ------------------------------------------------

X                                                            Date:
  ---------------------------------------------------              ------------------------------------------------
            SIGNATURE(S) OF HOLDER(S) OR
                AUTHORIZED SIGNATORY
Name(s):                                                     Address:
         --------------------------------------------                ----------------------------------------------

-----------------------------------------------------        ------------------------------------------------------
                    (PLEASE PRINT)                                             (INCLUDING ZIP CODE)

Capacity(ies):                                               Area Code and Telephone No:
              ---------------------------------------                                   ---------------------------

Social Security No(s).:
                       ------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                              SIGNATURE GUARANTEE
                           (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

DATE:
     -------------------------------------------

-------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

  To be completed ONLY if certificates for Old trust preferred securities in an aggregate liquidation amount not tendered are to be issued in the name of, or the trust preferred securities issued pursuant to the Exchange Offers are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Old trust preferred securities" within this Letter of Transmittal, or if Old trust preferred securities tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at a clearing agency other than the account at such clearing agency indicated above.

Name:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------
                                    ZIP CODE

--------------------------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

  To be completed ONLY if certificates for Old trust preferred securities in an aggregate liquidation amount not tendered or not accepted for purchase or the trust preferred securities issued pursuant to the Exchange Offers are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Old trust preferred securities" within this Letter of Transmittal or to be credited to an account maintained at a clearing agency other than the account at such clearing agency indicated above.

Name:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------
                                    ZIP CODE

--------------------------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)




--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                  OF THE EXCHANGE OFFERS AND THE SOLICITATION

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD TRUST PREFERRED SECURITIES. The certificates for the tendered Old trust preferred securities (or a confirmation of a book-entry transfer into the account of the Exchange Agent for the USD Exchange Offer at DTC, or pursuant to Euroclear's or Clearstream, Luxembourg's standard operating procedures for all Old trust preferred securities delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent for the USD Exchange Offer at its address set forth herein prior to 5:00 P.M., New York City time in the case of the USD Exchange Offer, and by the Exchange Agent for the Euro Exchange Offer at its address set forth herein prior to 5:00 P.M., London time, in the case of the Euro Exchange Offer, on the Expiration Date. The method of delivery of the tendered Old trust preferred securities, this Letter of Transmittal and all other required documents to the Exchange Agent for the USD Exchange Offer or to Euroclear or Clearstream, Luxembourg for the Euro Exchange Offer are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent for the USD Exchange Offer or by Euroclear or Clearstream, Luxembourg, as the case may be. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old trust preferred securities should be sent to the Trusts.

     Holders who wish to tender their Old USD trust preferred securities and (i) whose Old USD trust preferred securities are not immediately available or (ii) who cannot deliver their Old trust preferred securities, this Letter of Transmittal or any other documents required hereby to the Exchange Agent for the USD Exchange Offer prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Old trust preferred securities and follow the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offers--Guaranteed Delivery of Old USD Trust Preferred Securities." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent for the USD Exchange Offer must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old USD trust preferred securities, the certificate number or numbers of such Old USD trust preferred securities and the aggregate liquidation amount of Old USD trust preferred securities tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or copy thereof) together with the certificate(s) representing the Old USD trust preferred securities (or a confirmation of electronic mail delivery of book-entry delivery into the account of the Exchange Agent for the USD Exchange Offer at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent for the USD Exchange Offer; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old trust preferred securities in proper form for transfer or a confirmation of electronic mail delivery of book-entry delivery into the account of Exchange Agent for the USD Exchange Offer at DTC, must be received by that Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offers--Procedures for Tendering Old Trust Preferred Securities--Book-Entry Transfer--USD Exchange Offer." Any Holder of Old USD trust preferred securities who wishes to tender his Old USD trust preferred securities pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent for the USD Exchange Offer receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old trust preferred securities will be determined by Fresenius Medical Care AG and the applicable Trust in their sole discretion, which determination will be final and binding. Fresenius Medical Care AG and each Trust reserve the absolute right to reject any and all Old trust preferred securities not properly tendered or any Old trust preferred securities the acceptance of which would, in the opinion of counsel for Fresenius Medical Care AG and the Trust, be unlawful. Fresenius Medical Care AG and each Trust also reserve the absolute right to waive any defects, irregularities or conditions of tender as to particular Old trust preferred securities. Their interpretation of the terms and conditions of the Exchange Offers (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old trust preferred securities must be cured within such time as Fresenius Medical Care AG and the applicable Trust shall determine. Although the Trusts may notify Holders of defects or irregularities with respect to tenders of Old trust preferred securities, none of Fresenius Medical Care AG, either Trust, either Exchange Agent or any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old trust preferred securities, nor shall any of them incur any liability for failure to give such notification. Tenders of Old trust preferred securities will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old trust preferred securities received by the Exchange Agent for the USD Exchange Offer or by Euroclear or Clearstream, Luxembourg in connection with the Euro Exchange Offer, that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to the tendering Holders of Old trust preferred securities, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. PARTIAL TENDERS. Tenders of Old trust preferred securities will be accepted only in minimum liquidation amounts of U.S. $100,000 or E 100,000, and integral multiples of U.S. $1,000 or E 1 000 in excess thereof. If less than the entire aggregate liquidation amount of any Old trust preferred securities is tendered, the tendering Holder should fill in the aggregate liquidation amount tendered in the third column of the chart entitled "Description of Old trust preferred securities." The entire aggregate liquidation amount of Old trust preferred securities delivered by the Holder will be deemed to have been tendered unless otherwise indicated. If the entire aggregate liquidation amount of all Old trust preferred securities is not tendered, Old trust preferred securities for the aggregate liquidation amount of Old trust preferred securities actually delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire aggregate liquidation amount of all Old trust preferred securities is not tendered, Old trust preferred securities for the aggregate liquidation amount of Old trust preferred securities not tendered and a certificate or certificates representing trust preferred securities issued in exchange of any Old trust preferred securities accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, Euroclear or Clearstream, Luxembourg, promptly after the Old trust preferred securities are accepted for exchange.

     3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the Old trust preferred securities tendered hereby, the signature must correspond with the name(s) as written on the face of the Old trust preferred securities without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of Old trust preferred securities tendered and the certificate(s) for trust preferred securities issued in exchange therefor is to be issued (or any untendered aggregate liquidation amount of Old trust preferred securities is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old trust preferred security, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old trust preferred securities tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder(s) of Old trust preferred securities listed therein, such Old trust preferred securities must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the

Old trust preferred securities on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the Old trust preferred securities.

     If this Letter of Transmittal (or copy hereof) or any Old trust preferred securities or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the applicable Trust, evidence satisfactory to that Trust of their authority to so act must be submitted with this Letter of Transmittal.

     Endorsements on Old trust preferred securities or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the Old trust preferred securities tendered pursuant thereto are tendered
(i) by a registered Holder (including any participant in DTC, Euroclear or Clearstream, Luxembourg whose name appears on a security position listing as the owner of Old trust preferred securities) who has not completed the box set forth herein entitled "Special Issuance Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable spaces the name and address to which trust preferred securities or substitute Old trust preferred securities for aggregate liquidation amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old trust preferred securities through DTC, Euroclear or Clearstream, Luxembourg, if different from the account maintained at DTC, Euroclear or Clearstream, Luxembourg indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     5. TRANSFER TAXES. The Trust will pay all transfer taxes, if any, applicable to the exchange of Old trust preferred securities pursuant to the Exchange Offers. If, however, certificates representing trust preferred securities or Old trust preferred securities for aggregate liquidation amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old trust preferred securities tendered hereby, or if tendered Old trust preferred securities are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old trust preferred securities pursuant to the Exchange Offers, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old trust preferred securities listed in this Letter of Transmittal.

     6. WAIVER OF CONDITIONS. Fresenius Medical Care AG and the Trusts reserve the absolute right to amend, waive or modify specified conditions in the Exchange Offers in the case of any Old trust preferred securities tendered.

     7. MUTILATED, LOST, STOLEN OR DESTROYED OLD TRUST PREFERRED SECURITIES.
Any tendering Holder whose Old trust preferred securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent for the USD Exchange Offer or the Exchange Agent for the Euro Exchange Offer, as the case may be, at their respective addresses indicated herein for further instruction.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent for the USD Exchange Offer or the Exchange Agent for the Euro Exchange Offer, as the case may be, at their respective addresses specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers.

     9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Old trust preferred securities will be resolved by Fresenius Medical Care AG and the applicable Trust, whose determination will be final and binding. Fresenius Medical Care AG and the Trusts reserve the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of their counsel, be unlawful. Fresenius Medical Care AG and the Trusts also reserve the absolute right to waive any irregularities or conditions of tender as to the particular Old trust preferred securities covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of Fresenius Medical Care AG, either Trust, either Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Fresenius Medical Care AG and the Trusts' interpretation of the terms and conditions of the Exchange Offers shall be final and binding.

                           IMPORTANT TAX INFORMATION

     A United States Holder of the Old trust preferred securities is required to give the Exchange Agent its social security number or employer identification number. If the Old trust preferred securities are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

         TO BE COMPLETED BY ALL UNITED STATES TENDERING HOLDERS OF OLD
                         USD TRUST PREFERRED SECURITIES

                           PAYOR'S NAME: FRESENIUS MEDICAL CARE CAPITAL TRUST IV

SUBSTITUTE                             PART 1 -- PLEASE PROVIDE YOUR TIN IN    SOCIAL SECURITY
FORM W-9                               THE BOX AT RIGHT AND CERTIFY BY         NUMBER
                                       SIGNING AND DATING BELOW                OR
                                                                               EMPLOYER
                                                                               IDENTIFICATION
                                                                               NUMBER
                                                                               ---------------
DEPARTMENT OF THE TREASURY             PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify
INTERNAL REVENUE SERVICE               that:
                                       (1) The number shown on this form is my correct Taxpayer
                                       Identification Number (or I am waiting for a number to be issued to
                                           me) and
                                       (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all
                                           interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
PAYER'S REQUEST FOR TAXPAYER           CERTIFICATION INSTRUCTIONS -- You must  PART 3 -- Check if
IDENTIFICATION NUMBER (TIN)            cross out item (2) above if you have    Awaiting TIN [ ]
                                       been notified by the IRS that you are
                                       currently subject to backup
                                       withholding because of under-reporting
                                       interest or dividends on your tax
                                       return.
                                       SIGNATUREDATE_______________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE TRUST PREFERRED SECURITIES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART 3 OR SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature                                                     Date
------------------------------------------------------------  -----------------------------
Name (Please Print)
-------------------------------------------------------------------------------------------
Address (Please Print)
-------------------------------------------------------------------------------------------

           TO BE COMPLETED BY ALL UNITED STATES TENDERING HOLDERS OF
                      OLD EURO TRUST PREFERRED SECURITIES

                         PAYOR'S NAME: FRESENIUS MEDICAL CARE CAPITAL TRUST V

SUBSTITUTE                             PART 1 -- PLEASE PROVIDE YOUR TIN   SOCIAL SECURITY
FORM W-9                               IN THE BOX AT RIGHT AND CERTIFY BY  NUMBER
                                       SIGNING AND DATING BELOW            OR
                                                                           EMPLOYER
                                                                           IDENTIFICATION
                                                                           NUMBER
                                                                           ---------------
                                       PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:
                                       (1) The number shown on this form is my correct Taxpayer
                                       Identification Number (or I am waiting for a number to be issued to me) and
DEPARTMENT OF THE TREASURY             (2) I am not subject to backup withholding either because: (a) I
INTERNAL REVENUE SERVICE               am exempt from backup withholding, or (b) I have not been
                                           notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has
                                           notified me that I am no longer subject to backup
                                           withholding.
PAYER'S REQUEST FOR TAXPAYER           CERTIFICATION INSTRUCTIONS -- You   PART 3 -- Check if Awaiting
IDENTIFICATION NUMBER (TIN)            must cross out item (2) above if    TIN [ ]
                                       you have been notified by the IRS
                                       that you are currently subject to
                                       back-up withholding because of
                                       under-reporting interest or
                                       dividends on your tax return.
                                       SIGNATUREDATE_______________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE TRUST PREFERRED SECURITIES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature                                                       Date
--------------------------------------------------------------  ----------------

Name (Please Print)
--------------------------------------------------------------------------------

Address (Please Print)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     IMPORTANT: TO TENDER OLD USD TRUST PREFERRED SECURITIES, THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OLD USD TRUST PREFERRED SECURITIES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT FOR THE USD EXCHANGE OFFER ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

     TO TENDER OLD EURO TRUST PREFERRED SECURITIES, HOLDERS MUST COMPLY WITH THE STANDARD PROCEDURES FOR ELECTRONIC TENDERS OF EUROCLEAR OR CLEARSTREAM, LUXEMBOURG, AS THE CASE MAY BE, ON OR PRIOR TO 5:00 P.M., LONDON TIME, ON THE EXPIRATION DATE, IN LIEU OF DELIVERING THIS LETTER OF TRANSMITTAL OR NOTICE OF GUARANTEED DELIVERY TO THE EXCHANGE AGENT FOR THE EURO EXCHANGE OFFER, AS FURTHER DESCRIBED HEREIN.

                         (DO NOT WRITE IN SPACE BELOW)

---------------------------------------------------------------------------------------
                                    Old trust preferred            Old trust preferred
                                        securities                     securities
   Certificate Surrendered               Tendered                       Accepted
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

 Delivery Prepared by ______  Checked by ____________     Date ____________________

               The Exchange Agent for the USD Exchange Offer is:

                      STATE STREET BANK AND TRUST COMPANY

   By Hand or Overnight Service:      By Registered or Certified Mail:    By Facsimile Transmission:
State Street Bank and Trust Company  State Street Bank and Trust Company        (617) 662-1452
    Corporate Trust Department           Corporate Trust Department
       2 Avenue de Lafayette                    P.O. Box 778                Confirm By Telephone:
      Corporate Trust Window                Boston, MA 02102-0078               (617) 662-1548
             5th Floor                     Attention: Ralph Jones
       Boston, MA 02111-1724
      Attention: Ralph Jones

     FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION CONCERNING THE TENDER OF OLD USD TRUST PREFERRED SECURITIES, YOU MAY CONTACT THE EXCHANGE AGENT FOR THE USD EXCHANGE OFFER IN BOSTON BY TELEPHONE AT (617) 662-1548, OR BY FACSIMILE AT (617) 662-1452.

                 The Exchange Agent for the Euro Exchange Offer is:

                            Deutsche Bank AG London
                            Winchester House
                            1 Great Winchester Street
                            London EC2N 2DB England
                            Attention: Corporate Trust and Agency Services
                            Phone: ++44 (0) 207 545-8000
                            Fax: ++44 (0) 207 547-0271

     FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION CONCERNING THE TENDER OF OLD EURO TRUST PREFERRED SECURITIES, YOU MAY CONTACT THE EXCHANGE AGENT IN LONDON BY TELEPHONE AT ++44
(0) 207 545-8000 OR BY FACSIMILE AT ++44 (0) 207 547-0271.

     ALL OLD EURO TRUST PREFERRED SECURITIES MUST BE TENDERED BY BOOK-ENTRY TRANSFER IN ACCORDANCE WITH THE STANDARD OPERATING PROCEDURES OF EUROCLEAR OR CLEARSTREAM, LUXEMBOURG. HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EURO TRUST PREFERRED SECURITIES FOR THEIR OLD EURO TRUST PREFERRED SECURITIES PURSUANT TO THE EURO EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD EURO TRUST PREFERRED SECURITIES TO EUROCLEAR OR CLEARSTREAM, LUXEMBOURG, AS THE CASE MAY BE, PRIOR TO THE EXPIRATION DATE.

                                        1